Exhibit 10.3

SECOND AMENDMENT TO LOAN AGREEMENT AND GUARANTY AND FIRST AMENDMENT TO FEE LETTER

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND GUARANTY AND FIRST AMENDMENT TO FEE LETTER (this “Amendment”) is entered into as of October 7, 2026 among ADC THERAPEUTICS SA, a company formed under the laws of Switzerland (the “Borrower”), each of the Borrower’s Subsidiaries party hereto, the Lenders party hereto and BLUE OWL OPPORTUNISTIC LENDING MASTER FUND I, L.P. (formerly known as Owl Rock Opportunistic Master Fund I, L.P.), a New York limited partnership, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, each of the Borrower’s Subsidiaries party thereto from time to time, the Agent and the Lenders party thereto from time to time are parties to that certain Loan Agreement and Guaranty, dated as of August 15, 2022 (as amended by that certain First Amendment to Loan Agreement and Guaranty dated as of January 16, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement” and as amended by this Amendment, the “Loan Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement shall have the meanings given such terms in the Loan Agreement);

WHEREAS, the Borrower, the Agent and each of the Lenders is party to that certain Fee Letter, dated August 15, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Fee Letter” and as amended by this Amendment, the “Fee Letter”);

WHEREAS, on or prior to the Second Amendment Effective Date (as defined below), the Borrower will prepay a portion of outstanding principal amount of the Term Loans, together with all accrued and unpaid interest with respect thereto, any Yield Protection Premium (if applicable), the Exit Fee (as defined in the Fee Letter after giving effect to this Amendment), any SOFR funding breakage costs in accordance with Section 2.7 of the Loan Agreement and all other fees and amounts owing under the Loan Documents at such time, such that immediately following such prepayment, the aggregate principal amount of the Term Loans outstanding under the Loan Agreement shall be $50,000,000 (the “Second Amendment Prepayment”); provided, for the avoidance of doubt, the Borrower’s regularly scheduled amortization payment on September 30, 2026 shall be deemed part of the Second Amendment Prepayment for all purposes hereunder, under the Fee Letter and under the Loan Agreement notwithstanding being made prior to the Second Amendment Effective Date including with respect to payment of the Exit Fee;

WHEREAS, in anticipation of the Second Amendment Prepayment, the Borrower has requested that the Agent and the Lenders make, and, subject to the terms and conditions of this Amendment, the Agent and the Lenders party hereto (constituting all of the Lenders as of the date hereof) have agreed to make, certain other amendments to the Existing Loan Agreement and the Existing Fee Letter as more fully set forth herein.

NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  Amendments to Existing Loan Agreement.

Subject to the occurrence of the Second Amendment Effective Date and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree as follows:

1.1       Section 1 of the Existing Loan Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical location:

“Second Amendment” means that certain Second Amendment to Loan Agreement and Guaranty and First Amendment to Fee Letter, dated as of October 7, 2026, by and among the Borrower, the other Loan Parties, the Agent and the Lenders.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

1.2       Section 1 of the Existing Loan Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Fee Letter” means the Fee Letter, dated the date of this Agreement, among the Borrower, the Lenders party thereto and the Agent, as amended by the Second Amendment, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Permitted Borrower Reorganization” means a transaction or series of substantially concurrent transactions, the purpose of which is to result in the Borrower being either (x) redomiciled as a Delaware corporation or (y) being merged with or into a Delaware corporation (that is a shell entity formed for the purposes of such transaction), with such Delaware corporation being the surviving entity, in a transaction that does not constitute a Change in Control, in each case of clauses (x) and (y), including any transaction or series of transactions effecting the transfer of assets, liabilities and contracts of the Borrower to one or more new or existing wholly owned direct or indirect Swiss or U.S. subsidiaries of the Borrower, each of which subsidiary shall become a Loan Party if Collateral should be transferred to it prior to or substantially concurrently with such transfer; provided that (i) with respect to a transaction described in clause (y) above, such Delaware corporation shall have expressly assumed all Obligations as the “Borrower” under this Agreement and the other Loan Documents, pursuant to documentation in the form agreed between the Borrower and the Agent prior to the First Amendment Effective Date, (ii) to the extent such transaction or series of transactions would constitute a “Merger Event” as defined in the Warrants, or in which Section 7(b) of the Warrants would apply, such transaction or series of transactions shall provide for the exchange of any outstanding Warrants of the Borrower at such time for warrants to acquire common stock of such Delaware corporation on terms no less favorable to the holder thereof than under the Warrants, (iii) no Default or Event of

Default shall have occurred and be continuing, or would result from such transaction(s), (iv) each of the representations and warranties of the Loan Parties set forth in Section 5 of this Agreement (except that the date “December 31, 2021” in Section 5.4 shall be deemed to be “December 31, 2025” and the Borrower shall be permitted to be a Delaware corporation) and in the other Loan Documents shall be true and correct in all material respects (or, if such representation or warranty is already qualified as to materiality or Material Adverse Effect, in all respects) with the same effect as though made on and as of the date of such transaction(s), except to the extent such representations and warranties expressly relate to an earlier date, (v) the Agent shall have received the documents described in Section 4.1(e), (f) and (g) of the Loan Agreement for each new Loan Party formed or organized for the purposes of the Permitted Borrower Reorganization, to the extent applicable in the new Loan Party's jurisdiction (or, to the extent certified versions of the documents described in Section 4.1(e) of the Loan Agreement are not available, then final forms of such documents, with certified versions to be delivered to the Agent promptly upon the same becoming available) and Section 4.1(k) for the Borrower or the new Borrower, as applicable, (vi) the Collateral immediately after giving effect to such transaction(s) is substantially the same as the Collateral immediately prior to giving effect to such transaction(s), and the Lien and security interest of Agent in the Collateral is not impaired as a result of such transaction(s), and the Loan Parties shall take all actions reasonably requested by the Agent in connection with granting and/or perfecting the Liens and security interest of the Agent in the Collateral (including, without limitation, with respect to any Swiss Intellectual Property transferred in connection with such transaction(s), prior or contemporaneous filing of new or amended security interest filings with the Swiss Federal Institute of Intellectual Property), (vii) the Borrower has received advice from a nationally recognized tax advisor, and, solely with respect to any Swiss taxes, Swiss tax rulings confirming, that (A) such transaction(s) should not result in a deemed exchange of the Term Loan for U.S. federal income tax purposes, (B) such transaction(s) should qualify as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes in which no gain would be recognized by the holders of the Warrants or the holders of the Common Shares, assuming that (x) the shareholders described in Treasury Regulations Section 1.367(b)-3(c)(1) make the election described in Treasury Regulations Section 1.367(b)-3(c)(3), (y) the shareholders who are treated as holding their Common Shares in a passive foreign investment company (within the meaning of Section 1297 of the Code) make a QEF election with respect to their Common Shares and (z) the currently applicable U.S. federal income tax rules governing holding warrants in a passive foreign investment company (within the meaning of Section 1297 of the Code) do not change in a manner that would reasonably be expected to cause any Lender to recognize gain in the reorganization as a result of holding the Warrants and (C) such transaction(s) do not otherwise result in (x) adverse income tax consequences in Switzerland for the Lenders, the holders of the Warrants or the holders of the Common Shares and/or (y) Swiss withholding tax consequences for the Borrower (or otherwise) which are adverse to the Lenders, the holders of the Warrants or the holders of the Common Shares, (viii) the Borrower, as promptly as reasonably possible and in any event in a timely manner, shall provide to each Lender such information necessary for each such Lender to make the election described in Treasury Regulations Section 1.367(b)-3(c)(3) and a QEF election with respect to its Common Shares, (ix) all earnings and profits amount as defined in Treasury Regulations Section 1.367(b)-2(d) is zero, (x) at least 10 Business Days prior to the anticipated effective date of such Permitted Borrower Reorganization, the Agent shall have received a certificate, in form and substance reasonably satisfactory to the Required Lenders, signed by an Authorized Officer of the Borrower and certifying that all the conditions set forth in this definition of “Permitted Borrower Reorganization” (other than clauses (viii) through (x)) shall be satisfied as of the date of such transaction(s), (xi) to the extent such transactions or series of transactions would lead to the transfer of assets of the Borrower which are subject to Liens and security interests created in favor of the Agent and/or the Lenders pursuant to the Loan Documents to a wholly owned direct or indirect subsidiary of the Borrower, the relevant parties hereto undertake to amend or restate the relevant Loan Documents to reflect such transfer of such assets to maintain such Liens and security interests and (xii) upon the occurrence of the Permitted Borrower Reorganization and the Borrower ceasing to be a taxable Person for Swiss withholding Tax purposes, automatically, and without the action of any Agent, any Loan Party or Lender, this Agreement shall be amended as set forth in Exhibit A to the First Amendment.

1.3       Section 1 of the Existing Loan Agreement is hereby amended by deleting the definition of “Principal Payment Date”.

1.4       Notwithstanding anything in the Existing Loan Agreement or any other Loan Document to the contrary, from and after the Second Amendment Effective Date no scheduled installment or amortization payment of principal of the Term Loans shall be due or payable prior to the Term Loan Maturity Date, and each reference in the Loan Agreement and the other Loan Documents to “Principal Payment Date” is hereby deleted; provided, that, for the avoidance of doubt, nothing in this Amendment shall restrict (i) the Agent’s or the Lenders’ right to accelerate the maturity of the Obligations in accordance with terms of the Loan Agreement or any other Loan Document or (ii) any voluntary prepayments allowed, or mandatory prepayments required, in accordance with the terms of the Loan Agreement and the other Loan Documents.

1.5       Section 2.2(e)(iii) of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) The Borrower shall pay to the Agent for the account of each Lender on the earlier of the Term Loan Maturity Date and the date of the acceleration of the Secured Obligations hereunder, all outstanding Secured Obligations in full (together with the Exit Fee, accrued and unpaid interest, and any other accrued and unpaid charges thereon and all other obligations due and payable by the Borrower under this Agreement).”

1.6       Section 7.14 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Minimum Liquidity. At all times prior to the Second Amendment Effective Date, the Loan Parties and their Subsidiaries shall maintain Qualified Cash of no less than $60,000,000 plus the Qualified Cash A/P Amount. For the avoidance of doubt, on and after the Second Amendment Effective Date, no compliance with this Section 7.14 shall be required. The Borrower shall provide Agent evidence of compliance with this Section 7.14 in each Compliance Certificate delivered for periods ending prior to the Second

Amendment Effective Date, and upon request of the Agent or the Required Lenders, in form and substance reasonably acceptable to the Required Lenders and supporting documentation reasonably requested by the Agent or the Required Lenders (which supporting documentation may include bank statements upon the Agent’s or the Required Lenders’ request).”

1.7       Schedule 7.23 of the Existing Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 7.23.

1.8       Exhibit E to the Existing Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit E.

SECTION 2.  Amendment to Existing Fee Letter.

Subject to the occurrence of the Second Amendment Effective Date and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that paragraph (d) of the Existing Fee Letter is hereby amended and restated as set forth on Schedule FL hereto.

SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the date on which all such conditions precedent have been so satisfied or waived in writing by the Agent and the Lenders shall be the “Second Amendment Effective Date”):

3.1       Executed Amendment. Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and each of the Lenders.

3.2       Second Amendment Prepayment. (i) Borrower shall have made the Second Amendment Prepayment in accordance with Section 2.6 of the Loan Agreement, and (ii) after giving effect to the Second Amendment Prepayment, the outstanding principal amount of the Term Loans shall be $50,000,000; provided that, for the avoidance of doubt, the Exit Fee payable with respect to the Second Amendment Prepayment shall be determined in accordance with the Fee Letter as amended by this Amendment.

3.3       Absence of Defaults. No Default or Event of Default shall have occurred and be continuing as of the date of the Second Amendment and immediately prior to giving effect to this Amendment, or immediately after giving effect to this Amendment.

3.4       Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the date of the Second Amendment and the Second Amendment Effective Date, respectively;

3.5       Fees and Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket fees, costs and expenses due and payable to the Agent and each Lender and reimbursement of Agent’s and each Lender’s current expenses reimbursable pursuant to Section 11.12 of the Loan Agreement, including all reasonable and documented out-of-pocket expenses of the Agent and the Lenders incurred in connection with this Amendment (including the Agent’s and the Lenders’ legal fees and expenses reimbursable pursuant to Section 11.12 of the Loan Agreement); and

3.6       Outside Date. The Second Amendment Effective Date shall have occurred no later than October 31, 2026, or such later date as the Agent and the Lenders shall agree in writing in their respective sole discretion (the “Outside Date”).

SECTION 4.  Representations and Warranties.

In order to induce the Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Loan Parties hereby represent and warrants to the Agent and the Lenders that:

4.1       Accuracy of Representations and Warranties. Each of the representations and warranties of the Loan Parties set forth in Section 5 of the Loan Agreement (except that the date “December 31, 2021” in Section 5.4 shall be deemed to be “December 31, 2025”) and in the other Loan Documents are true and correct in all material respects (or, if such representation or warranty is already qualified as to materiality or Material Adverse Effect, in all respects) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; provided that the applicable representation and warranties set forth in Section 5 of the Loan Agreement shall be qualified so as to exclude each of the relevant matters disclosed to the Agent and Lenders party hereto prior to the Second Amendment Effective Date.

4.2       No Conflicts. Each Loan Party’s execution, delivery and performance of this Amendment (i) have been duly authorized by all necessary corporate action of such Loan Party, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by the Loan Agreement and the other Loan Documents, (iii) do not violate any provisions of such Loan Party’s constitutional documents, trust deeds, or other Organizational Documents (as applicable), bylaws or other equivalent governing document, or any law, regulation, order, injunction, judgment, decree or writ to which such Loan Party is subject, and (iv) do not violate any material contract or agreement, including any Material Agreements, or require any material consent or approval of any other Person which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so.

4.3       Enforceability. This Amendment constitute a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as the enforcement hereof may be limited by insolvency, bankruptcy, reorganization, moratorium or other similar applicable laws affecting creditors rights generally or by general equitable principles (whether considered in a proceeding in equity or at law).

4.4       Passive Foreign Investment Company. The Borrower, together with its consolidated subsidiaries, was not a passive foreign investment company (within the meaning of Section 1297 of the Code) for the year ended December 31, 2025.

4.5       Tax Treatment. The Borrower agrees (i) to consult with the Lenders before performing any reporting of the US tax consequences of the Amendment (e.g., on Form 8937 or otherwise), and shall cooperate with the Lenders on such reporting, and (ii) that the Amendment shall not result in (x) any adverse income tax consequences in Switzerland for the Lenders and/or (y) Swiss withholding tax consequences for the Borrower (or otherwise) which are adverse to the Lenders.

SECTION 5.  Miscellaneous.

5.1       Confirmation and Effect. The provisions of the Loan Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Loan Agreement or any other Loan Document. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

5.2       Ratification and Affirmation of Loan Parties. Each Loan Party hereby ratifies and reaffirms (i) the Secured Obligations under and as defined in the Loan Agreement and all of the covenants, duties, indemnities, indebtedness and liabilities under the Loan Agreement and the other Loan Documents to which it is a party and (ii) the Liens and security interests created in favor of the Agent and/or the Lenders pursuant to the Loan Documents, which Liens and security interests are in full force and effect and shall continue in full force and effect during the term of the Loan Agreement, and shall continue to secure the Secured Obligations under and as defined in the Loan Agreement, in each case, on and subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, and nothing herein shall be construed to deem any such Secured Obligations paid, or to release or terminate any Lien or security interest given to secure any such Secured Obligations or any guarantee thereof (the security interests created in favor of the Agent and/or the Lenders pursuant to the Loan Documents governed by Swiss law, the “Swiss Security Interests”). Each Loan Party confirms that, assuming all UCC financing statements naming the Agent, as secured party, and a Loan Party, as debtor, filed in connection with the Loan Agreement have not been terminated or amended, such UCC financing statements remain effective and authorized by the Loan Parties to continue perfection of the security interests in the Collateral.

5.3       Release. By its execution of the Amendment and in consideration of the agreements contained herein and other accommodations granted to the Loan Parties hereunder, each Loan Party, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Second Amendment Effective Date, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Agent or any Lender, any of their respective Affiliates or any of the agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Loan Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby on or prior to the Second Amendment Effective Date, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents, except in each case, to the extent of liabilities resulting solely from the gross negligence or willful misconduct of any Released Party (as determined by a court of competent jurisdiction in a final and non-appealable decision). Subject to the immediately preceding sentence, each Loan Party hereby acknowledges that the agreements in this Section 5.3 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims. In entering into this Amendment, each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 5.3 shall survive the termination of the Loan Documents and the payment in full in of all Secured Obligations of the Loan Parties under or in respect of the Loan Agreement and other Loan Documents and all other amounts owing thereunder.

5.4       Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5       Counterparts; Electronic Execution. This Amendment and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act and/or any other similar, applicable laws of the jurisdiction of formation, organization or incorporation, as applicable, of any Loan Party.

5.6       Entire Agreement. This Amendment and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof. EACH LOAN PARTY ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IN DECIDING TO ENTER

INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR IN TAKING OR NOT TAKING ANY ACTION HEREUNDER OR THEREUNDER, IT HAS NOT RELIED, AND WILL NOT RELY, ON ANY STATEMENT, REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR UNDERSTANDING, WHETHER WRITTEN OR ORAL, OF OR WITH AGENT OR THE LENDERS OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS.

5.7       Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

5.8       Loan Document. The parties hereto acknowledge and agree that this Amendment is a Loan Document.

5.9       Governing Law; Consent to Jurisdiction and Venue; Mutual Waiver of Jury Trial. SUBJECT TO THE LAST SENTENCE OF THIS SECTION 5.9, THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. Sections 11.10 and 11.11 of the Loan Agreement are hereby incorporated by reference as if fully set forth in this Amendment mutatis mutandis. To the extent that this Amendment relates to the confirmation of the Swiss Security Interests, the relevant parts of this Amendment shall in all respects, including, without limitation, all the rights in rem aspects be governed by and construed in accordance with the substantive laws of Switzerland and be submitted to the exclusive jurisdiction of the courts of the city of Zurich, Switzerland in accordance with the terms of the relevant Loan Document governed by Swiss law.

5.10       Termination. If the Second Amendment Effective Date shall not have occurred by the Outside Date, this Amendment shall automatically terminate and be of no further force or effect; provided that (i) Sections 5.3, 5.6, 5.7 and 5.9 of this Amendment shall survive such termination and (ii) no party hereto shall have any liability to any other party hereunder solely by reason of such termination.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

ADC THERAPEUTICS SA

By:	/s/ Ameet Mallik
Name:	Ameet Mallik
Title:	CEO

GUARANTORS:

ADC THERAPEUTICS (UK) LIMITED

By:	/s/ Peter Graham
Name:	Peter Graham
Title:	Director

ADC THERAPEUTICS AMERICA, INC.

By:	/s/ Ameet Mallik
Name:	Ameet Mallik
Title:	CEO

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

AGENT:

BLUE OWL OPPORTUNISTIC LENDING MASTER FUND I, L.P.

By:	Blue Owl Opportunistic Lending GP, LLC its General Partner

By:	/s/ Meenal Mehta
Name:	Meenal Mehta
Title:	Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

BLUE OWL OPPORTUNISTIC LENDING DL (C), L.P.

By:	Blue Owl Opportunistic Lending DL (C) GP, LLC its General Partner

By:	Blue Owl Credit Private Fund Advisors LLC its Sole Member

By:	/s/ Meenal Mehta
Name:	Meenal Mehta
Title:	Authorized Signatory

BLUE OWL OPPORTUNISTIC LENDING MASTER FUND I, L.P.

By:	Blue Owl Opportunistic Lending GP, LLC its General Partner

By:	/s/ Meenal Mehta
Name:	Meenal Mehta
Title:	Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE LSL FUND HOLDINGS EURRC S.À R.L.
26A, boulevard Royal L-2449 Luxembourg
R.C.S Number: B269245

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE LSL HOLDINGS EURRC S.À R.L., a private limited liability company (société à responsabilité limitée) governed by the laws of the Grand Duchy of Luxembourg, having its registered office at 26A, boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B263341.

By:	/s/ Martin Eckel
Name:	Martin Eckel
Title:	Manager

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Managing Director

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Authorized Signatory

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Authorized Signatory

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Managing Director

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

LENDERS:

OAKTREE DIVERSIFIED INCOME FUND, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Managing Director

By:	/s/ Jessica Dombroff
Name:	Jessica Dombroff
Title:	Managing Director

[Signature Page to Second Amendment to Loan Agreement and First Amendment to Fee Letter]

SCHEDULE 7.23

MINIMUM U.S. ZYNLONTA SALES

Fiscal Quarter Ending	Minimum U.S. ZYNLONTA Sales
June 30, 2024	$45,450,000
September 30, 2024	$61,206,000
December 31, 2024	$61,894,568
March 31, 2025	$62,590,881
June 30, 2025	$63,295,029
September 30, 2025	$64,007,098
December 31, 2025	$65,210,993
March 31, 2026	$66,414,889
June 30, 2026	$67,719,108
September 30, 2026	$68,923,004
December 31, 2026 and each fiscal quarter ending thereafter	$65,000,000

SCHEDULE FL

Reserved.

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Blue Owl Opportunistic Lending Master Fund I, L.P.

399 Park Avenue, 38th Floor

NY, NY 10022 US

Attn: Matt Southworth/Admin Agent

Email: Matt.Southworth@alterdomus.com; adminagent@blueowl.com

Reference is made to that certain Loan Agreement and Guaranty dated as of August 15, 2022 and the Loan Documents (as defined therein) entered into in connection with such Loan Agreement and Guaranty all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among the Agent, the several banks and other financial institutions or entities from time to time party thereto as lenders (collectively, the “Lenders”) and ADC Therapeutics SA (the “Company”) as Borrower and each Guarantor party thereto from time to time. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is Authorized Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, except as set forth below, each Loan Party is in compliance for the period ending _____________ of all covenants, conditions and terms. The undersigned further certifies the attached financial statements are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

Exceptions:

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Report on Cash of the Borrower and its Subsidiaries	Monthly within 14 days	☐
Interim Financial Statements	Quarterly within 60 days	☐
Audited Financial Statements	FYE within 90 days	☐
Annual Operating Budget	Earlier of (i) FYE within 60 days OR (ii) 10 Business Days after approval by the Borrower’s board of directors	☐

ACCOUNTS

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Loan Party or Subsidiary, as applicable.

Have any Deposit Accounts, Securities Accounts or Commodity Accounts been opened since the last Compliance Certificate? YES/NO1

Are the Loan Parties in compliance with Section 7.12 based on the below disclosed Deposit Accounts, Securities Accounts or Commodity Accounts? YES/NO

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
LOAN PARTY Name/Address:
1
2
3
4
5
6
7

LOAN PARTY/ SUBSIDIARY Name/Address
1
2
3
4
5
6
7

MINIMUM U.S. ZYNLONTA SALES (7.23)2

[The U.S. ZYNLONTA Sales for the applicable fiscal quarter on a trailing four fiscal quarter basis is: $        , and evidence thereof is attached to this Compliance Certificate.]

1 If YES, indicate which accounts on the chart below have been opened since the last Compliance Certificate.

2 Note: to be included with any quarterly compliance certificate, starting with the fiscal quarter ending June 30, 2024.

[The 30-Day Average Market Capitalization of the Borrower as of the last day of the applicable fiscal quarter is: $        , and evidence thereof is attached to this Compliance Certificate.]3

Are the Loan Parties in compliance with Section 7.23 of the Loan Agreement for the fiscal quarter covered by this Compliance Certificate? YES/NO

INSURANCE4

Have the Loan Parties amended or entered into any new insurance policies or amended any existing insurance policies since the last quarterly Compliance Certificate? YES/NO

If YES, have the Loan Parties provided the Agent updated insurance certificates, policies and endorsements with respect to such new or amended policies? YES/NO

COMMERCIAL TORT CLAIMS5

Has any Loan Party created, acquired or otherwise obtained any Commercial Tort Claims having a value greater than Two Hundred Fifty Thousand Dollars ($250,000 individually) since the last quarterly Compliance Certificate? YES/NO

If YES, a reasonably detailed description of such Commercial Tort Claim(s) is attached to this Compliance Certificate.

INTELLECTUAL PROPERTY6

Has any Loan Party (i) created, acquired or otherwise obtained ownership of any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, or any in-bound exclusive registered Copyright License, or (ii) applied for any Patent (other than provisional patent applications) or the registration of any Trademark, in each case since the last quarterly Compliance Certificate? YES/NO

If YES, a description of such Intellectual Property is attached to this Compliance Certificate.

3 Note: Testing is not required for any fiscal quarter in which the 30-Day Average Market Capitalization of the Borrower is at least $650,000,000 as of the last day of such fiscal quarter.

4 Note: to be included with any quarterly compliance certificate.

5 Note: to be included with any quarterly compliance certificate.

6 Note: to be included with any quarterly compliance certificate and may include Material Agreements.

Disclosure Letter7

Has any information in Schedules 1 or 1E of the Disclosure Letter changed since the last quarterly Compliance Certificate? YES/NO

If YES, new Schedules 1 and/or 1E (as applicable) of the Disclosure Letter are attached to this Compliance Certificate.

Security Agreement Schedules8

Has any information in any of the Schedules to the Security Agreement since the last quarterly Compliance Certificate? YES/NO

If YES, new applicable Schedules to the Security Agreement are attached to this Compliance Certificate.

[Signature Page Follows]

7 Note: To be included with any quarterly Compliance Certificate.

8 Note: To be included with any quarterly Compliance Certificate.

Very Truly Yours,

ADC THERAPEUTICS SA

By:
Name:
Title: